UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2013

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summaries	3

Schedule of Investments	10

Financial Statements	11

Financial Highlights	14

Notes to Financial Statements	16

Report of Independent Registered Accounting Firm	25

Other Information	26

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs MLP Energy Infrastructure Fund invests primarily in a portfolio of master limited partnership (“MLP”) investments in the energy sector. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Second, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 10 years of investment experience.

■	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes, that provide exposure to MLPs. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) launched on March 28, 2013. Below, the Goldman Sachs Energy and Infrastructure Team discusses the Fund’s performance for the period from the Fund’s inception on March 28, 2013 through November 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 12.12%, 11.71%, 12.53%, 12.42% and 12.02%, respectively. These returns compare to 4.83% cumulative total returns for the Alerian MLP Total Return Index (the “Alerian Index”). The Alerian Index[1] is a composite of the 50 most prominent energy MLPs.

Q	How did energy infrastructure master limited partnerships (MLPs) perform during the Reporting Period?

A	Signals by the Federal Reserve (the “Fed”) that it might scale back its quantitative easing asset purchases created headwinds for energy infrastructure MLPs during the Reporting Period, though fundamentals remained positive and investment inflows were strong. Early in the Reporting Period, energy infrastructure MLPs, as represented by the Alerian Index, rallied, peaking on May 22, 2013 at their highest level up to that point in 2013. On May 22, 2013, Fed Chairman Ben Bernanke suggested the Fed might announce the tapering of its asset purchase program after one of its next few policy meetings. In response, 10-year U.S. Treasury yields rose from 1.94% on May 21, 2013 to 2.57% on June 24, 2013. During the same timeframe, the Alerian Index declined 7.7%,[2] falling to its lowest level for the Reporting Period overall. Other yield-oriented asset classes, including real estate investment trusts and utilities, as represented by the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index and the Philadelphia Stock Exchange (PHLX) Utility Sector Index, respectively, also declined between May 21, 2013 and June 24, 2013. The Alerian Index rebounded at the end of June 2013 on strong investment inflows, regaining near-peak 2013 levels by mid-July. In August 2013, energy infrastructure MLPs were weak, while 10-year U.S. Treasury yields continued to rise, reaching 2.78% on August 30, 2013. September 2013 saw another rally for energy infrastructure MLPs after the Fed announced it would not begin tapering its bond buying programs in the immediate future, and Ten-year U.S. Treasury yields declined to 2.64% during the month. Cumulatively, for the third calendar quarter, the Alerian Index rose 4.0%, outperforming other yield-oriented indices such as the FTSE NAREIT U.S. Real Estate Index and the PHLX Utility Sector Index, which returned -2.60% and -0.80%, respectively. In October 2013, during the 16-day partial federal government shutdown, energy infrastructure MLPs suffered along with the broader financial markets.

[1]	Source: Alerian
[2]	All returns, unless otherwise noted, are provided on the basis of total return.

PORTFOLIO RESULTS

However, after Congress agreed on a spending bill and raised the U.S. debt ceiling, thereby ending the shutdown, energy infrastructure MLPs rallied back. In November 2013, the Alerian Index eked out a modest gain of 0.90%, while 10-year U.S. Treasury yields increased.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove the Fund’s relative performance during the Reporting Period. The Fund benefited from its ownership of what we consider to be quality companies with strong management teams, healthy balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most relative to the Alerian Index from its investments in Emerge Energy Services LP, KNOT Offshore Partners LP and NGL Energy Partners LP.

Emerge Energy Services LP (EMES) was the top contributor to the Fund’s relative returns during the Reporting Period. EMES is an energy services company that supplies frac sand to North American exploration and production companies and provides transmix services to refined product pipelines. Frac sand is used during the hydraulic fracturing process to fracture the down-hole rock and allow gas and liquids to flow toward the well bore and up to the surface. Transmix providers purchase co-mingled products from the refined product pipelines, separate the products and sell them in the market. EMES has been increasing production at its new mine at a quicker pace than originally projected, which could mean that EMES’ distribution growth may be higher than initial estimates. At the end of the Reporting Period, the stock had appreciated significantly since its initial public offering (“IPO”) on May 8, 2013, up 143.7% compared to the 2.91% return for the Alerian Index during the same time period.

KNOT Offshore Partners LP (KNOP), a provider of shuttle tankers to the offshore crude production industry, also added to relative performance during the Reporting Period. Shuttle tankers carry crude oil from offshore production platforms to the market and serve as a substitute for pipelines in environments either too remote or unsuitable for pipeline construction. KNOP’s initial fleet had four vessels, each of which is under long-term charters (average remaining life of eight years) to investment-grade counterparties, which should help ensure cash flow stability for the next several years. KNOP also enjoys a fleet age advantage versus the rest of the shuttle tanker industry; the average age of its vessels is significantly less than the industry average. Additionally, KNOP’s general partner has outlined a clear path to grow the fleet to nine vessels over the next three years. KNOP successfully completed the acquisition of one of these vessels in August 2013. At the end of the Reporting Period, KNOP’s stock had performed well since its IPO on April 9, 2013, up 37.7% compared to the 4.6% return of the Alerian Index during the same time period.

Another relative contributor during the Reporting Period was NGL Energy Partners LP, a limited partnership that operates in four segments: Crude Oil Logistics, Water Treatment Services, NGL Logistics and Retail Propane. At the end of the Reporting Period, we continued to believe NGL offers an attractive total return opportunity, as NGL offered a yield of 6.3%. During the Reporting Period overall, NGL appreciated 26.9%, as compared to a 4.83% return for the Alerian Index.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s returns relative to the Alerian Index were Atlas Energy LP, TC Pipelines LP and Northern Tier Energy LP.

PORTFOLIO RESULTS

Atlas Energy LP (ATLS) detracted most from the Fund’s relative performance during the Reporting Period. ATLS is engaged in the production, transportation and processing of natural gas and oil through its subsidiary companies Atlas Resource Partners (ARP) and Atlas Pipeline Partners (APL). ATLS underperformed during October and November 2013 after it lowered its 2013 and 2014 financial guidance.

TC Pipelines LP (TCP) also dampened the Fund’s relative performance during the Reporting Period. TCP owns and operates several interstate natural gas pipelines serving the U.S. midwest and west coast. During the Reporting Period, TCP reported weaker than expected third quarter 2013 earnings, due in part to reduced equity earnings at its Great Lakes Pipeline.

A position in Northern Tier Energy LP (NTI) detracted from the Fund’s relative results during the Reporting Period. NTI is a variable distribution MLP with a refining business primarily consisting of a refinery in St. Paul Park, Minnesota that has a capacity of 92,500 barrels per day. The company sells its product in the U.S. midwestern market through both its own retail network and third party networks. NTI underperformed during the Reporting Period due to rallying crude prices and falling refined product prices. We continue to believe NTI will generate sufficient cash flow during the next several years to support a sustainable yield at current unit prices.

Q	Were there any notable purchases or sales during the Reporting Period?

A	There were no notable sales during the Reporting Period. The Fund made two notable purchases — Dynagas LNG Partners LP and MarkWest Energy Partners LP.

Dynagas LNG Partners (DLNG) owns and operates liquefied natural gas (“LNG”) carriers. At the time of its IPO on November 12, 2013, DLNG had an initial fleet of three LNG carriers. The company has outlined plans to purchase an additional seven vessels by 2015. Consequently, we believe DLNG should be able to grow its distributions. In our view, DLNG offers an attractive total return because of its potential yield and potential distribution growth.

MarkWest Energy Partners LP (MWE) is a leading provider of gas gathering, processing and fractionation services in the Marcellus and Utica shale areas of Pennsylvania and Ohio. During the next three years, we believe MWE could increase its processing capacity in the fast-growing Marcellus and Utica shales by 80%, with most of the expansion coming from fee-based contracts with large oil and gas companies. In the next several years, we expect MWE to deliver distribution growth, which — combined with its current yield — provides, in our opinion, an attractive total return opportunity.

Q	How did the fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a favorable view of energy infrastructure MLPs because of what we believe to be the strong fundamentals that underpin U.S. energy independence, energy infrastructure MLPs’ attractive valuations relative to other high-yielding asset classes and ongoing investor interest in the asset class. From a thematic standpoint, we seek to own energy infrastructure MLPs that we consider to be quality companies with strong management teams, healthy balance sheets, adequate distribution coverage and favorable commodity and geographical exposures (asset footprint).

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2013

PERFORMANCE REVIEW
March 28, 2013–November 30, 2013	Fund Total Return (based on NAV)[1]	Alerian MLP Total Return Index[2]
Class A	12.12%	4.83%
Class C	11.71	4.83
Institutional	12.53	4.83
Class IR	12.42	4.83
Class R	12.02	4.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Total Return Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	Since Inception	Inception Date
Class A	1.29%	3/28/13
Class C	5.84	3/28/13
Institutional	7.37	3/28/13
Class IR	7.37	3/28/13
Class R	7.07	3/28/13

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.88%
Class C	2.25	2.63
Institutional	1.10	1.48
Class IR	1.25	1.63
Class R	1.75	2.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least March 25, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 11/30/13[5]
Holding	% of Net Assets	Line of Business
Dynagas LNG Partners LP	8.5%	Marine Transportation and Services
Targa Resources Corp.	7.5	General Partner
Access Midstream Partners LP	6.4	Natural Gas and NGL Infrastructure
MarkWest Energy Partners LP	6.1	Natural Gas and NGL Infrastructure
NGL Energy Partners LP	5.7	Diversified Midstream
Williams Partners LP	5.1	Diversified Midstream
Genesis Energy LP	3.4	Liquids, Pipelines & Terminalling
Enterprise Products Partners LP	3.4	Diversified Midstream
KNOT Offshore Partners LP	3.4	Marine Transportation and Services
OCI Partners LP	3.2	Other

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[6]
As of November 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2013

The following graph shows the value, as of November 30, 2013, of a $10,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 28, 2013 through November 30, 2013.

Cumulative Total Return through November 30, 2013	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	12.12%
Including sales charges	5.97%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	11.71%
Including contingent deferred sales charges	10.67%

Institutional (Commenced March 28, 2013)	12.53%

Class IR (Commenced March 28, 2013)	12.42%

Class R (Commenced March 28, 2013)	12.02%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2013

Shares	Description	Value

Common Stocks – 90.7%
Diversified Midstream – 15.7%
80,000	Energy Transfer Partners LP	$4,332,800
156,000	Enterprise Products Partners LP	9,823,320
510,000	NGL Energy Partners LP	16,564,800
290,000	Williams Partners LP	14,903,100

		45,624,020

Exploration and Production – 2.7%
391,000	Memorial Production Partners LP	7,800,450

General Partner – 8.5%
9,200	Energy Transfer Equity LP	687,884
35,000	SemGroup Corp. Class A	2,148,300
270,000	Targa Resources Corp.	21,894,300

		24,730,484

Liquids, Pipelines & Terminalling – 20.4%
130,000	Buckeye Partners LP	8,851,700
50,000	Delek Logistics Partners LP	1,509,000
190,000	Genesis Energy LP	9,857,200
56,000	Magellan Midstream Partners LP	3,479,840
48,500	NuStar Energy LP	2,587,475
98,200	Oiltanking Partners LP	5,881,198
252,200	Phillips 66 Partners LP	8,307,468
178,000	Rose Rock Midstream LP	6,384,860
78,000	Sunoco Logistics Partners LP	5,520,840
268,000	Western Refining Logistics LP	6,817,920

		59,197,501

Marine Transportation and Services – 12.8%
1,316,000	Dynagas LNG Partners LP	24,675,000
350,000	KNOT Offshore Partners LP	9,817,500
169,800	Navios Maritime Partners LP	2,854,338

		37,346,838

Natural Gas and NGL Infrastructure – 22.8%
330,000	Access Midstream Partners LP	18,536,100
95,400	Crestwood Midstream Partners LP	2,159,856
148,794	DCP Midstream Partners LP	7,168,895
146,648	EQT Midstream Partners LP	8,064,173
255,000	MarkWest Energy Partners LP	17,612,850
38,400	ONEOK Partners LP	2,056,704
175,000	QEP Midstream Partners LP	3,962,000
184,000	Summit Midstream Partners LP	6,178,720
17,400	USA Compression Partners LP	426,474

		66,165,772

Other – 7.8%
151,271	Emerge Energy Services LP	6,041,764
292,800	Northern Tier Energy LP	7,437,120
376,000	OCI Partners LP	9,332,320

		22,811,204

TOTAL COMMON STOCKS
(Cost $235,812,529)		$263,676,269

Investment Company – 5.4%
15,672,726	SSgA U.S. Government Money Market Fund
(Cost $15,672,726)		$15,672,726

TOTAL INVESTMENTS – 96.1%
(Cost $251,485,255)		$279,348,995

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		11,272,719

NET ASSETS – 100.0%		$290,621,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2013

Assets:
Investments, at value (cost $251,485,255)	$279,348,995
Cash	15,300,000
Receivables:
Investments sold	8,534,705
Fund shares sold	4,436,706
Amounts received from affiliates	8,671,419
Dividends and interest	7,350
Current taxes	541,929
Deferred offering costs	88,277
Other assets	6,979
Total assets	316,936,360

Liabilities:
Payables:
Investments purchased	15,300,000
Amounts owed to affiliates	252,396
Fund shares redeemed	186,908
Deferred tax liability	10,359,223
Accrued expenses and other liabilities	216,119
Total liabilities	26,314,646

Net Assets:
Paid-in capital	278,785,723
Distributions in excess of net investment loss, net of taxes	(6,017,645)
Accumulated net realized loss, net of taxes	349,635
Net unrealized gain, net of taxes	17,504,001
NET ASSETS	$290,621,714
Net Assets:
Class A	$51,362,602
Class C	20,112,028
Institutional	206,886,195
Class IR	12,228,545
Class R	32,344
Total Net Assets	$290,621,714
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,753,536
Class C	1,869,331
Institutional	19,090,991
Class IR	1,129,154
Class R	2,997
Net asset value, offering and redemption price per share:(a)
Class A	$10.81
Class C	10.76
Institutional	10.84
Class IR	10.83
Class R	10.79

(a)	Maximum public offering price per share for Class A Shares is $11.44. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Period Ended November 30, 2013(a)

Investment income:
Dividends	$5,673,823
Less: Return of Capital on Dividends	(5,084,943)
Interest	752
Total investment income	589,632

Expenses:
Management fees	881,900
Professional fees	216,506
Amortization of offering costs	206,231
Distribution and Service fees(b)	59,175
Transfer Agent fees(b)	57,661
Custody, accounting and administrative services	43,783
Printing and mailing costs	39,521
Registration fees	38,066
Trustee fees	14,782
Organization costs	12,000
Shareholder meeting expense	2,267
Other	5,727
Total operating expenses	1,577,619
Less — expense reimbursements	(520,174)
Net operating expenses, before taxes	1,057,445
NET INVESTMENT LOSS, BEFORE TAXES	(467,813)
Deferred tax benefit	207,447
NET INVESTMENT LOSS, NET OF TAXES	(260,366)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	556,566
Deferred tax expense	(206,931)
Net change in unrealized gain on:
Investments	27,863,740
Deferred tax expense	(10,359,739)
Net realized and unrealized gain, net of taxes	17,853,636
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,593,270

(a)	Commenced operations March 28, 2013.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$20,460	$38,659	$56	$15,549	$7,345	$29,307	$5,439	$21

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Changes in Net Assets

For the Period Ended November 30, 2013(a)

From operations:
Net investment loss, net of taxes	$(260,366)
Net realized gain, net of taxes	349,635
Net unrealized gain, net of taxes	17,504,001
Increase in net assets resulting from operations	17,593,270

Distributions to shareholders:
From return of capital
Class A Shares	(653,079)
Class C Shares	(266,762)
Institutional Shares	(4,565,434)
Class IR Shares	(181,235)
Class R Shares	(630)
Total distributions to shareholders	(5,667,140)

From share transactions:
Proceeds from sales of shares	284,356,577
Reinvestment of distributions	5,643,703
Cost of shares redeemed	(11,304,696)
Net increase in net assets resulting from share transactions	278,695,584
TOTAL INCREASE	290,621,714

Net assets:
Beginning of period	—
End of period	$290,621,714
Distributions in excess of net investment loss, net of taxes	$(6,017,645)

(a)	Commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from capital
FOR THE PERIOD ENDED NOVEMBER 30,
2013 - A(g)	$10.00	$(0.07)	$1.27	$1.20	$(0.39)
2013 - C(g)	10.00	(0.06)	1.21	1.15	(0.39)
2013 - Institutional(g)	10.00	(0.01)	1.24	1.23	(0.39)
2013 - IR(g)	10.00	(0.05)	1.27	1.22	(0.39)
2013 - R(g)	10.00	(0.06)	1.24	1.18	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Deferred tax estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Deferred tax estimate for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Commenced operations on March 28, 2013.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

			Ratio of Expenses to Average Net Assets(c)			Ratio of Investment loss to Average Net Assets(c)
Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Operating expenses before expense reimbursements and tax benefit/ (expenses)	Operating expenses Net of expense reimbursements and before tax benefit/ (expenses)	After expense reimbursements and tax benefit/ (expenses)(d)	Before expense reimbursements and tax benefit	Net of expense reimbursements and before tax benefit	After expense reimbursements and tax benefit(e)	Portfolio turnover rate(f)

$10.81	12.12%	$51,363	1.86%	1.51%	9.36%	(1.63)%	(1.23)%	(1.00)%	96%
10.76	11.71	20,112	2.60	2.26	10.11	(1.54)	(1.14)	(0.90)	96
10.84	12.53	206,886	1.66	1.11	8.95	(1.03)	(0.40)	(0.17)	96
10.83	12.42	12,229	1.64	1.26	9.11	(1.39)	(0.96)	(0.72)	96
10.79	12.02	32	2.29	1.75	9.59	(1.71)	(1.09)	(0.86)	96

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Institutional, Class IR and Class R Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using the average cost method for partnership investments and the First In First Out method for all other investments. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated to the Fund and other Funds of the trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

E.  Distributions to Shareholders — The Fund anticipates making distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$263,676,269	$—	$—
Investment Companies	15,672,726	—	—
Total	$279,348,995	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. State taxes are estimated at a combined rate of 2.17%, net of federal tax benefit.

The Fund’s income tax provision consists of deferred tax expense/(benefit) for Federal and State taxes of $9,751,824 and $607,399, respectively.

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate
Application of statutory income tax rate	$9,783,373	35.00%
State income taxes, net of Federal benefit	607,399	2.17
Change in estimated State tax rate, net of Federal tax benefit (expense)	—	—
Effect of permanent difference	(31,549)	(0.11)
Total deferred income tax expense/(benefit)	$10,359,223	37.06%

As of November 30, 2013, components of the fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) — Expiration November 30, 2033	$516
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$10,359,739

As of November 30, 2013, the Fund determined that a valuation allowance to reduce any deferred tax assets was not required. For the period ended November 30, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2013

4. TAXATION (continued)

As of November 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$251,485,255
Gross unrealized gain	28,115,568
Gross unrealized loss	(251,828)
Net unrealized gain	$27,863,740

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments.

For the period ended November 30, 2013, the Fund distributions are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2014. The Fund estimates that 100% of the MLP distributions received will be treated as a return of capital. The Fund’s initial tax year is March 28, 2013 to November 30, 2013. Since it has not yet filed any tax returns, its initial tax year is open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended November 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended November 30, 2013, Goldman Sachs advised that it retained $54,689 and $65 respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 25, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Fund is amortizing its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the period ended November 30, 2013.

As of November 30, 2013, the amounts owed to affiliates of the Fund were as follows:

Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
$212,862	$22,476	$17,058	$252,396

F.  Other Transactions with Affiliates — For the period ended November 30, 2013, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the period ended November 30, 2013, the purchase and sale transactions for the Fund with an affiliated fund in compliance with Rule 17a-7 under the ’40 Act were $0 and $8,615,000, respectively.

As of November 30, 2013, the amounts received from affiliates were $56,419 for other expense reimbursements and $8,615,000 for transactions with an affiliated fund.

As of November 30, 2013, the Goldman Sachs Tax Advantaged Global Equity Portfolio and the Goldman Sachs Enhanced Dividend Equity Portfolio were the beneficial owners of 17% and 6%, respectively, of total outstanding shares of the Fund.

As of November 30, 2013, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 35% of Class R of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended November 30, 2013, were $370,085,650 and $129,744,744, respectively.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2013

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in private investment in public equities (“PIPE”). PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk.  Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk.  MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk.  In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2013

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended November 30, 2013(a)

	Shares	Dollars

Class A Shares
Shares sold	4,848,980	$51,157,436
Reinvestment of distributions	60,723	644,099
Shares redeemed	(156,167)	(1,657,402)
	4,753,536	50,144,133
Class C Shares
Shares sold	2,069,279	21,687,185
Reinvestment of distributions	25,246	266,155
Shares redeemed	(225,194)	(2,399,789)
	1,869,331	19,553,551
Institutional Shares
Shares sold	19,315,936	199,534,584
Reinvestment of distributions	435,102	4,551,584
Shares redeemed	(660,047)	(6,907,084)
	19,090,991	197,179,084
Class IR Shares
Shares sold	1,144,586	11,947,357
Reinvestment of distributions	17,082	181,235
Shares redeemed	(32,514)	(340,411)
	1,129,154	11,788,181
Class R Shares
Shares sold	2,938	30,015
Reinvestment of distributions	60	630
Shares redeemed	(1)	(10)
	2,997	30,635
NET INCREASE	26,846,009	$278,695,584

(a)	Commenced operations on March 28, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs MLP Energy Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2013, by correspondence with the custodian, transfer agent of the investment company, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 27, 2014

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2013 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 through November 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund(a)
Share Class	Beginning Account Value 06/01/13	Ending Account Value 11/30/13		Expenses Paid for the 6 months ended 11/30/13*
Class A
Actual	$1,000.00	$1,105.00		$7.97
Hypothetical 5% return	1,000.00	1,017.50	+	7.64
Class C
Actual	1,000.00	1,102.10		11.91
Hypothetical 5% return	1,000.00	1,013.74	+	11.41
Institutional
Actual	1,000.00	1,107.90		5.87
Hypothetical 5% return	1,000.00	1,019.50	+	5.62
Class IR
Actual	1,000.00	1,106.90		6.65
Hypothetical 5% return	1,000.00	1,018.75	+	6.38
Class R
Actual	1,000.00	1,104.00		9.23
Hypothetical 5% return	1,000.00	1,016.29	+	8.85

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended November 30, 2013. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure	1.51%	2.26%	1.11%	1.26%	1.75%
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a) Commenced operations on March 28, 2013.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the matters related to the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held one meeting since the Management Agreement was last approved, prior to the Fund’s launch in 2013. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund provided prior to the Fund’s launch, including:
(i)	the anticipated management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to those institutional accounts having investment objectives and policies similar to those of the Fund;
(e)	the undertakings of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Trust as a whole to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s payment of Rule 12b-1 distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and Investment Performance

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Prior to the Fund’s launch on March 25, 2013, the Trustees noted that the Investment Adviser had experience managing other accounts with similar investment objectives and policies, and the Trustees also considered the performance of an institutional composite consisting of such accounts. The Trustees noted that the Fund itself did not yet have a meaningful performance history.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

Prior to the Fund’s launch, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net after the application of the expense limitation), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s management fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees considered estimates of the fees charged by the Investment Adviser to those accounts it manages with investment objectives and policies similar to those of the Fund. They also noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust was provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms. The Trustees recognized that there was not yet profitability data to evaluate for the Fund due to its recent launch, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the following proposal:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	109	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	109	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	106	None

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	106	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	109	None

Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of November 30, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS*

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of November 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 119381.MF.MED.TMPL/1/2014  MLPEIAR14/5K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.
Audit-Related Fees:
• PwC	$2,340	$—	Other attest services.
Tax Fees:
• PwC	$933,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2013 and November 30, 2012 were $936,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 7, 2014

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	February 7, 2014